Exhibit 10.1

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Amendment to Purchasing and Manufacturing Services Agreement

This amendment (“Amendment”) is entered into by and between NCR Corporation (“NCR”) and Flextronics Corporation (“Flextronics”) as successor by merger or acquisition to Solectron Corporation, and is effective as of 1 March 2009 (the “Effective Date”). This Amendment modifies the Purchase and Manufacturing Services Agreement (“Agreement”) between NCR Corporation (“NCR”) and Solectron Corporation, as to which Flextronics Corporation (“Flextronics”) is the successor by merger or acquisition, dated as of January 19, 2007. This Amendment shall bind all affiliate corporations of NCR and Flextronics, whether parent, sister or subsidiary.

NCR and Flextronics hereby agree as follows:

I Amendments to Article II.

A. Section 1.3 of Article II is deleted in its entirety and replaced with the following:

NCR will purchase and Flextronics will supply all of NCR’s North, Central and South American demand for ATM Products until December 31 2009, provided that this clause does not apply (i) to Personas model Products; or (ii) any Products or features that Flextronics has not been certified to produce as of the Effective Date. Notwithstanding the foregoing, beginning in Q4 of 2009, NCR will begin transitioning production of all SelfServ (66XX model) Products. NCR will reflect this transition on the Forecast. Subject to section 1.2.1, NCR will purchase and Flextronics will supply all of NCR’s global demand for Payment Solution Products until December 31, 2010.

B. Sections 3.2 and 4.3 are deleted in their entirety. Section 3.1 is amended to refer only to the Products on Exhibit A-1.

C. Section 14.1 is deleted in its entirety and replaced with the following:

Unless earlier terminated under any other provision of this Agreement, this Agreement will terminate on 31 December 2009, provided that the Agreement will be extended automatically to 31 December 2010 if the parties agree to the continued supply of Payment Solution products pursuant to section to 1.2.1.

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D. Exhibit A to Article II is deleted and replaced by the attached “2009 Exhibit A to Article II.” No new or replacement Products may be added under Article II after the Effective Date

E. Amendments to Exhibit B to Article II: Section 1 is deleted in its entirety. The Pricing for each of the Products covered by Article II shall be governed by the applicable sections below.

1.1 Pricing for SelfServ (66XX models) and Personas Products, including kits and Spare Parts.

1.1.1 For the Personas Products pricing will continue at the pricing in effect as of the Effective Date specified in Exhibit B-1. For the SelfServ (66XX models) Products pricing will be set, as of the Effective Date, at the pricing on Exhibit B-1 and is calculated on actual material costs, percentages of such material costs for the various components specified on Exhibit B-1, and the fixed labor costs shown on Exhibit B-1.

1.1.2 The pricing may only change as a result of (a) changes required by NCR to the scope of Flextronics’ manufacturing services for a Product after the Effective Date which changes will alter only the cost component of the price directly related to the scope change for such Product, (b) fuel surcharges as set forth below

1.1.3 For the avoidance of doubt and notwithstanding anything to the contrary contained in the Agreement or elsewhere, pricing will not be subject to change due to, inter alia, the number of inventory turns achieved, product configuration, order volume, nor mix within or between 66XX and Personas Products ordered.

1.1.4 The freight percentage will remain as shown on Exhibit B-1, being the standard freight as of the Effective Date. The pricing will be subject to adjustment for fuel surcharges calculated by shipment, comparing actual fuel cost versus the relevant 2008 baseline used by the parties as of the Effective Date.

1.1.5 Material cost shall be determined on a quarterly basis by agreement, consistent with the existing process in effect under the Agreement. Specifically, for materials for which NCR has Control of Sourcing, NCR will advise Flextronics of the

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suppliers’ prices and any minimum order quantity (MOQ). For materials for which Flextronics has Control of Sourcing, Flextronics will advise NCR of the prices and the MOQ and provide NCR Purchase Order details for any price increases. Flextronics will pass through in their entirety to NCR all reductions in the material cost portion of pricing as the materials are used in production (i.e., at the time of consumption). Increases in material costs, notwithstanding which party has Control of Sourcing, will be passed though only in accordance with the “Pricing Exception” process. This process requires NCR’s written approval, which shall not be unreasonably withheld, as documented on the Price Exception form, and shall be applicable only in the following situations: 1) the price quoted from the Supplier is higher then the material price agreed to in the pricing file, or 2) The Supplier quoted an MOQ that would result in an excess inventory position greater than the current 6 months Forecast.

1.1.6 For Personas, the total material cost for materials for which Flextronics has Control of the Sourcing may not increase by more than ***% from 1 January 2009 through 30 June 2009. The parties will review the costs of materials for which Flextronics has Control of Sourcing on a quarterly basis. As soon as practicable after 30 June 2009, the parties will review the total cost of materials for which Flextronics had Control of Sourcing during the period between 1 January 2009 and 30 June 2009, and Flextronics will refund to NCR the amount, if any, by which its attributable share of the total material cost exceeded this ***% limit not later than 15 August 2009, without deduction or offset.

1.1.7 The Pricing includes up to design releases per month per Product. Flextronics may charge $*** for each design release over *** in a month for a Product, provided that Flextronics will notify NCR when it reaches *** design releases for a Product in a month and secure NCR’s approval before proceeding with a design release that would incur a charge.

1.1.8 There will be no addition to the pricing of SelfServ (66XX model) Products for customizations (also known as “Factory Fitted Kits”) in Columbia.

1.2 For Payment Solutions Products, including spare parts per Exhibit A:

1.2.1 Pricing will remain as in effect on the Effective Date (as shown in attachment 1 to Exhibit B-1 of Article II of the Agreement), until 31 December 2009

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subject to 1.2.3 below. The parties will meet to discuss NCR’s potential need for continued production of Payment Solutions Products in 2010. If NCR wishes for production to continue, the parties will reach mutual agreement, prior to 30 June 2009, on a market price per unit price to cover Flextronics’ manufacturing the Payment Solutions Products NCR wishes to have produced. Flextronics will provide NCR with the documentation to support the costs. Based on aggregate current volumes including Products, modules, kits and spares; and market conditions as of the effective date, the estimated price increase for 2010 is $***. If the parties fail to reach agreement, Flextronics will produce Payment Solution products through 31 December 2009; final orders will be received according to standard lead-times. Final disposition of inventory will follow 3.2 E&O Inventory for Discontinued ATM Products except that for Payment Solution Discontinued Products NCR will purchase at the current AVL price list plus only standard freight at ***% of the material cost.

1.2.2 Material cost shall be determined on a quarterly basis by agreement, consistent with the existing process in effect under the Agreement. Specifically, for material for which NCR has Control of Sourcing, NCR will advise Flextronics of the suppliers’ prices and any MOQ. For material for which Flextronics has Control of Sourcing, Flextronics will advise NCR of the prices and any MOQ and provide NCR Purchase Order details for any price increases. Flextronics will pass through to NCR all reductions in the material cost portion of pricing as the materials are used in production (i.e., at the time of consumption). Increases in material costs, notwithstanding which party has Control of Sourcing, will be passed though only in accordance with the Pricing Exception process.

1.2.3 The total material cost for materials for which Flextronics has Control of the Sourcing may not increase by more than ***% during the period from 1 January 2009 through 31 December 2009. The parties will review the material costs of materials for which Flextronics has Control of Sourcing on a quarterly basis. Not later than 15 December, Flextronics will prepare and submit to NCR a statement setting forth the total cost, from the Effective Date through 30 November 2009, of materials for which Flextronics Controlled the Sourcing, as well as an estimate of the total cost of such materials through the end December 2009. By 30 January 2010, Flextronics will provide NCR with a complete statement of costs for the full 2009 year (“Reconciliation Statement”). The parties will review the Reconciliation Statement as

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soon as possible thereafter. If NCR disagrees with any costs shown on the Reconciliation Statement, NCR may, within ten (10) business days after delivery of such Reconciliation Statement to NCR, deliver a notice to Flextronics disagreeing with such calculations and setting forth NCR’s reasons for the disagreement. Any such disputes shall be resolved in accordance with the dispute resolution procedures contained in Section 4 of Article I. If NCR does not deliver a notice to Flextronics disagreeing with such amount within said 10 business days, NCR will be deemed to have accepted such calculation. Flextronics will issue a refund to NCR, without deduction or offset, for the amount by which the material cost exceeded the ***% cap by 1 March 2010.

2. Section 2.2 is deleted with the exception of the third sentence, and the following shall be added at the end of the section: “Notwithstanding anything contained in this Article II or any prior agreements by the parties, NCR will have sole Control of Sourcing for all materials for all SelfServ (66XX models) Products.”

3. Section 2.3 shall be deleted in its entirety, provided that *** pays *** the amount of $***, with receipt by *** not later than 26 March 2009, which sum will be in final resolution of all *** to be due under section 2.3 for material and design ***, whether for 2008 or otherwise. Such payment shall be without deduction or offset.

4. Sections 2.4, 2.5, 2.7, 3 and 6.D.8 are deleted in their entirety.

5. Section 6.D.1 is amended by adding the following sentence to the end thereof: “Notwithstanding the foregoing, for any Payment Solutions Products, “Obsolete Material” is inventory, excluding Flextronics E&O items (as defined below), for which no demand is shown based on the Forecast and configuration mix percentage provided by NCR. After Flextronics notifies NCR that it is holding Obsolete Materials, the parties will cooperate and use best efforts for a period of 90 days to cause the Obsolete Materials to be consumed in production of Products or kits. To the extent that the Payment Solutions Products Obsolete Material is not consumed within the 90 day period, at its option NCR will either purchase the Obsolete Material at the current AVL price list (plus only standard freight at ***% of the material cost ), and remove the Obsolete material or consign it to Flextronics for up to 60 days. After 60 days NCR will remove the obsolete material.”

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D. Discontinuation of Article II Products. Flextronics will discontinue production of the Products known as the Tidel, Personas and SelfServ (66XX model) Products (“Discontinued ATM Products”) according to the schedules and subject to the terms specifically provided below, which terms will override any contrary provisions in the Agreement or elsewhere with respect to the Discontinued ATM Products. Unless specifically stated otherwise, the terms applicable to units of a Discontinued ATM Product will also apply to the kits and spare parts for the Discontinued ATM Product.

1. Tidel (33XX model) Products. NCR will not place any new demand Forecast nor Orders for all Tidel Products. Flextronics will complete manufacturing of all Tidel Products covered by NCR Orders by 31 March 2009. All Tidel Products in finished goods inventory that have not been shipped at the direction of NCR by 31 March 2009 shall be shipped by NCR’s carrier at NCR cost to the NCR warehouse facility in Laredo, Texas or such other destination as NCR may designate. Such Forecasts and Orders shall not show or request production after these dates.

2. Personas. Flextronics shall continue to manufacture Personas Products in the specified sites until the dates set forth for discontinuation set forth in this section.

2.1 For Columbia: Flextronics will complete production and delivery of the P77, P86 and P90 model Products by the end of June 2009 in accordance with NCR Forecast and Orders. Provided that it is in response to NCR Orders, Flextronics will continue to produce and deliver P90 units up to 1 September 2009, subject to the payment of a pricing premium of $*** per unit for each unit produced for delivery after 30 June. The final Orders shall be placed by NCR no later than July 15, 2009 or in line with product lead-times, provided, however, that order changes will be accepted until 15 August 2009. In addition, NCR may continue to order high level assemblies, Product kits/spares and pass-through items for the P90 after June 2009 subject to a price change, under the terms of which such high level assemblies will be priced on the same formula as the price for the SelfServ (66XX model) Products kits/spares on Exhibit B-1 (i.e., Materials plus ***%) and pass-through Items on Exhibit B-1, i.e., Materials plus ***%) through 31 December 2009.

2.2 For Brazil, Flextronics will complete production and delivery of the P67 Products by the end of June 2009, and of the P65 by the end of July 2009, in accordance with

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NCR Forecasts and Orders. Such Forecasts and Orders shall not show or request production after these dates.

3. SelfServ Products: Flextronics shall continue to manufacture the SelfServ (66XX) Products at the specified sites until the dates set forth for discontinuation according to the following schedules:

3.1.1 For Columbia: Flextronics will continue to manufacture and supply, to the extent NCR submits Orders therefor, the SelfServ 6634 and 6638 models only until

31 December 2009.

3.1.2 For Brazil. Flextronics will continue to manufacture and supply, to the extent NCR submits Orders therefor, the SelfServ 6622 and 6632 models only until 31 December 2009.

3.2 E&O Inventory for Discontinued ATM Products. For each Discontinued ATM Product, as soon as practicable after the last unit is shipped from the Flextronics plant, Flextronics will do a complete and accurate physical inventory of all remaining raw materials, work in process and other materials in the possession of Flextronics for the production of the Product (“Discontinuation E&O”) and segregate it for NCR’s inspection. Upon completion of this inventory, Flextronics will notify NCR when the materials are ready for NCR’s inspection, which notice will include a complete, itemized inventory of the Discontinuation E&O on hand. Flextronics will provide access to NCR and its contractors, if requested, to allow NCR to inspect the materials and validate the report. Within 60 days after receipt of the notice (30 days with respect to Tidel Products) NCR will issue a Purchase Order and remove material from Flextronics’s. The PO will be issued at the current AVL price list (plus only standard freight at (i) for Columbia, ***% of the material cost standard for Personas and ***% for SelfServ (66xx) Products; (ii) at Brazil, ***% for all Discontinued ATM Products; and (iii) for Tidel Products ***% of the material cost) for the Discontinuation E&O items listed in the report, excluding that portion of Discontinuation E&O which is properly characterized as Flextronics E&O pursuant to section D.6. of Exhibit B, and any other materials disputed by NCR.

E. NCR agrees that upon execution of this Amendment, Flextronics shall have no obligation to provide any *** for any Products delivered prior to or through the termination of the Agreement, as hereby amended.

F. The parties agree that any and all capital or tooling purchases made by a party, or NRE payments received or paid by either party to the other, prior to the effective date of this Amendment shall be final and binding and not subject to adjustment or any claims by either party, regardless of its nature.

G. For the avoidance of doubt, for any material that NCR owns and has consigned to Flextronics as of the Effective Date, NCR will not responsible for any freight costs (other than NCR’s own costs to remove such materials). For any material moved into consignment after the Effective Date, NCR will be responsible for standard freight cost as defined in the applicable section.

Agreed by the following authorized representatives:

FLEXTRONICS CORPORATION	NCR CORPORATION

By:	By:

Printed:	Printed:

Title:	Title:

Date:	Date:

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2009 Exhibit A to Article II

PRODUCTS AND SPECIFICATIONS

1.0	PRODUCT SPECIFICATIONS

NCR will provide Flextronics a Product Specification for each NCR product or feature to be produced by Flextronics. The Product Specification will be comprised of one or more NCR produced documents contained in NCR’s Merlin system that, in their entirety, provide the required Product Information.

1.0 Products
Class Number	Description
3050	Tidel Lobby ATM
3100	Tidel Lobby ATM
3300	Tidel Lobby ATM
3400	Tidel Lobby ATM
3600	Tidel Lobby ATM
3800	Tidel Lobby ATM (pc based product with sidecar)
3700	Tidel through the wall ATM
5867	NCR ATM (Brazil)
5865	NCR ATM (Brazil)
6622	NCR ATM (Brazil)
6632	NCR ATM (Brazil)
5886	NCR ATM (Columbia)
5877	NCR ATM (Columbia)
5890	NCR ATM (Columbia)
6634	NCR ATM (Columbia)
6638	NCR ATM (Columbia)
9820	Payments
9810	Payments
9851	Payments
9814	Payments
9824	Payments

Kits for the above products, except SelfServ (66XX)

Spares for the above products and all discontinued products

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Exhibit B-1 – Pricing Model

Flex Columbia

SelfServ Units	6634	6638
Material	***	***
Freight	***%	***%
Consumables & Packaging	$***	$***
Material Burden	***%	***%
Labor	$***	$***
Profit	***%	***%

SelfServ – Kits/Spares	Kit/Spares	Flow thru Spares
Material	***	***
Conversion Cost	***%	***%

Notes:

•	Freight, Material Burden, Profit and Conversion Cost are each calculated as a percentage of Material, in the defined percentages shown above.

•	Consumables & Packaging, and Labor, are calculated as a fixed fee in accordance with the parties’ agreed pricing model.

•	Material shall be determined as set forth in the 2009 Amendment, to which this price schedule is an exhibit.

Flex Brazil

SelfServ Units	Domestic	Export
	6622	6622	6632
Material	***	***	***
Freight	***%	***%	***%
Consumables & Packaging	$***	$***	$***
Material Burden	***%	***%	***%
Labor	$***	$***	$***
Profit	***%	***%	***%

SelfServ – Kits/Spares	Kits/Spares	Flow Thru Spares
Material	***	***
Conversion Cost	***%	***%

Notes:

•	Freight, Material Burden, Profit and Conversion Cost are each calculated as a percentage of Material, in the defined percentages shown above.

•	Consumables & Packaging, and Labor, are calculated as a fixed fee in accordance with the parties’ agreed pricing model.

•	Kits/Spares Pricing applies only to the Domestic 6622

•	Material shall be determined as set forth in the 2009 Amendment, to which this price schedule is an exhibit.

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Personas and Payment solution pricing

Colombia

P77
Material		*	**
Freight		*	**%
Consumables	$	*	**
Material Burden		*	**%
Total Labor	$	*	**
Profit		*	**%

P86
Material		*	**
Freight		*	**%
Consumables and packaging	$	*	**
Material Burden		*	**%
Total Labor	$	*	**
Profit		*	**%

P90
Material		*	**
Freight		*	**%
Consumables	$	*	**
Material Burden		*	**%
Total Labor	$	*	**
Profit		*	**%

Brazil

P67 Domestic
Material		*	**
Freight		*	**%
Consumables	$	*	**
Material Burden		*	**%
Total Labor	$	*	**
Profit		*	**%

P67 Export
Material		*	**
Freight		*	**%
Consumables	$	*	**
Material Burden		*	**%
Total Labor	$	*	**
Profit		*	**%

P65
Material		*	**
Freight		*	**%
Consumables	$	*	**
Material Burden		*	**%
Total Labor	$	*	**
Profit		*	**%

Payment Solution Colombia

9810		9810		Configuration = 9810 + 3 9814 + 1 9817 + 1 9811
Material		*	**
Freight		*	**%
Consumables and packaging	$	*	**
Material Burden		*	**%
Total Labor	$	*	**
Profit		*	**%
Total Unit Price

9820		9820		Configuration = 9820 + 3 9824
Material		*	**
Freight		*	**%
Consumables and packaging	$	*	**
Material Burden		*	**%
Total Labor	$	*	**
Profit		*	**%
Total Unit Price